UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-11750
Kayne Anderson Energy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
Kayne Anderson Capital Advisors, L.P., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067

(Name and address of agent for service)
Registrant’s telephone number, including area code: (310) 556-2721
Date of fiscal year end: November 30, 2005
Date of reporting period: November 30, 2005
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the year ended November 30, 2005 is attached below.

Kayne Anderson

Energy Total Return Fund

ANNUAL REPORT
NOVEMBER 30, 2005

Energy Total Return Fund Kayne Anderson ANNUAL REPORT 2005

      CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS
January 23, 2006
Dear Fellow Stockholders:
      It has been an exciting first six months following the June 28, 2005 initial public offering (“IPO”) of Kayne Anderson Energy Total Return Fund (the “Fund”). We are pleased with both the Fund’s progress in investing your capital and its performance to date. As of November 30, 2005, which was the end of our first fiscal year, we had fully invested the proceeds from our IPO and our portfolio consisted of $810 million of long-term investments. Investments in equity securities were 89% of the Fund’s long-term investments and fixed income investments comprised the remaining 11%. The Fund’s long-term investments were categorized as follows: MLPs and MLP Affiliates (44%), Canadian Royalty Trusts (28%), Marine Transportation (13%), Coal Companies (5%) and U.S. Royalty Trusts and Other Energy Companies (10%).
      One of the measures employed by us to evaluate our performance is the change in our Adjusted Net Asset Value per share, which is equal to the Net Assets per common share plus cumulative dividends paid per common share. From inception through November 30, 2005, our Adjusted Net Asset Value per share increased by $0.56, or 2.3%, from $23.84 following our IPO to $24.40 as of November 30, 2005.
Market Overview
      One of the benefits of the Fund’s portfolio is the diversification provided by investing in multiple sectors. This was demonstrated during our first months of operations as the total returns varied significantly by sector. From July 1, 2005 to December 31, 2005, we calculated that the total return (total return is defined as unit price appreciation plus distributions) for a market-weighted composite of 41 MLPs (the “MLP Composite”) was negative 4.0%. While the MLP Composite performed extremely well during the first seven months of the calendar year, it gave back some of the gains in the last five months of the year. From January 1, 2005 through July 31, 2005, the MLP Composite generated a total return of approximately 16.3%. From August 1, 2005 through December 31, 2005, the MLP Composite generated a total return of negative 9.0%. We believe that much of the performance during the second half of the year was due to investor concerns about rising short term interest rates, as well as a very heavy new issuance calendar. From July 1, 2005 through December 31, 2005, short term interest rates (1-month LIBOR) increased from 3.34% to 4.39%. Based on public filings, total public equity capital raised from August 1, 2005 through December 31, 2005 was $3.1 billion, which is slightly less than the total equity capital raised in the public markets during all of calendar 2004.
      In contrast, the Canadian Royalty Trust sector has performed well through the entire calendar year, especially in the last five months of the year. We calculated the total return of a market-weighted composite of 36 Canadian Royalty Trusts (the “CRT Composite”) from July 1, 2005 to December 31, 2005 was 27.7%. This performance was largely driven by a substantial increase in commodity prices. The contract price for light sweet crude oil traded on the New York Mercantile Exchange (“NYMEX”) increased from $58.75/Bbl on July 1, 2005 to $61.04/Bbl on December 31, 2005. During August, as a result of the supply disruptions caused by Hurricane Katrina, crude oil traded over $70.00/Bbl for a limited time period. Similarly, the NYMEX contract price for natural gas deliveries at Henry Hub increased from $7.17/MMBtu to $11.23/MMBtu over the same period.
      The Marine Transportation sector, which comprised 13% of our portfolio at fiscal year end, has declined substantially since February 2005. While the sector showed some signs of strength in September and October, it was not able to sustain these gains through the end of the year. We calculated that the total return of a market-weighted composite of 24 Marine Transportation companies from July 1, 2005 to December 31, 2005 was negative 7.4%. This decline was largely attributable to declines in the charter rates for both the dry bulk and liquid segments compared to the record levels experienced during the fourth quarter of 2004, as demand growth subsided from 2004 levels at the same time as industry-wide capacity was increasing.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS — (CONTINUED)
      While only a small portion of our portfolio, the Coal sector has been very strong, with higher commodity prices driving strong share price performance. We calculated that a market-weighted composite of eight coal companies had a total return of 28.0% for the period from July 1, 2005 to December 31, 2005.
2006 Outlook
      We believe that the acquisition prospects for MLPs remain quite good, with many packages of midstream assets on the market or available for sale that fit well in the portfolios of many MLPs. While we are concerned with the steady increase in acquisition multiples, we expect that acquisitions will continue to be accretive. Furthermore, a significant increase in the investment opportunities to expand existing assets, which typically have much higher projected returns (or lower multiples) than acquisitions. As a result, the blended cost of growth (acquisitions and internal growth) remains attractive relative to prior years.
      Based largely on internal growth prospects, and to a lesser extent acquisitions, we are confident that the MLP universe will continue to grow distributions. Wall Street research is projecting distribution growth rates of 6% to 8% for calendar year 2006.
      We believe that the total return prospects for the Canadian Royalty Trust sector are also strong, as higher commodity prices will allow the trusts to maintain cash distributions while reinvesting sufficient cash to replace or increase reserves and production. While we believe that commodity prices will soften from current levels over the next two years, we believe that such expectation is currently reflected in the trusts’ unit prices.
      We expect 2006 to continue to be a challenging year for the Marine Transportation sector, as there is uncertainty regarding whether demand growth can absorb the short term increase in capacity, especially in the dry bulk sector. We continue to find this sector attractive over the longer term as required vessel retirements will lead to higher charter prices. In the interim, we believe that there are investment opportunities to selectively own companies with attractive yields that have contracts in place that mitigate the impact of lower short-term charter rates.
Fiscal 2005 Financial Highlights
      MLP equity securities, which are generally treated as partnerships for federal income tax purposes, comprised 22% of our long-term investments as of November 30, 2005. As a limited partner in the MLPs, the Fund is allocated its pro rata share of the MLP’s taxable income. During the period from June 28, 2005 to November 30, 2005 (“initial fiscal period”), the Fund estimated that 100% of the MLP distributions received will be treated as a return of capital for tax purposes. Some of our non-MLP equity investments also have dividends or distributions that are treated as a return of capital, in percentages that range between 10% and 80%. For financial reporting purposes, the Fund reflects its dividends and distributions net of the return of capital portion. As a result, none of the cash distributions from MLPs received during the period and only a portion of the dividends and distributions received from non-MLP equity investments are included in investment income. The portion of the distributions and dividends that we received that are treated as a return of capital are reflected as a reduction in the cost basis of our portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.
      During the initial fiscal period, the Fund had a net increase in net assets resulting from operations of $17.9 million. The components of this increase are (i) net investment income of $7.5 million, (ii) net realized gains of $3.0 million and (iii) net change in unrealized gains of $7.4 million.
      The Fund earned net investment income of $7.5 million during the initial fiscal period. This consisted of net dividends and distributions of $5.8 million, which was after the deduction of $5.9 million of cash dividends and distributions received by the Fund that were treated as a return of capital and after $0.7 million of foreign taxes. Income on repurchase agreements and fixed income investments was $6.5 million. Expenses were

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS — (CONCLUDED)
$4.8 million, including $3.3 million of investment management fees (net of fee waivers). Investment management fees (net of fee waivers) were equal to an annual rate of 1% of total assets.
      Net realized gains during the initial fiscal period were $3.0 million, consisting of realized gains on investments of $1.5 million, securities sold short of $0.2 million and gains on options of $1.9 million, offset by a loss of $0.6 million on foreign currency transactions.
      Net change in unrealized gains during the initial fiscal period was $7.4 million, consisting of unrealized gains on investments and options of $5.7 million and $0.1 million, respectively, and an increase in the mark-to-market value of the interest rate swap contracts of $1.6 million.
      We look forward to continuing to execute on our business plan of achieving high total returns by investing in MLPs, Royalty Trusts and Other Energy Companies. We invite you to visit our website at www.kayneetr.com for the latest updates.
Sincerely,
Kevin McCarthy
Chairman of the Board of Directors,
President, and Chief Executive Officer

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY — AS OF NOVEMBER 30, 2005
(UNAUDITED)
Portfolio Investments, by Category

Top 10 Holdings, by Issuer

		Sector	Percent of Total
Holding			Investments

1.	Kinder Morgan Management, LLC	MLP Affiliate	11.2%

2.	Enterprise Products Partners L.P.	MLP	7.0

3.	Kinder Morgan, Inc.	MLP Affiliate	4.4

4.	Pacific Energy Partners, L.P.	MLP	3.4

5.	Targa Resources, Inc.	Private Midstream Company	3.3

6.	Crosstex Energy, Inc.	MLP Affiliate	2.9

7.	Bonavista Energy Trust	Canadian Royalty Trust	2.9

8.	Enerplus Resources Fund	Canadian Royalty Trust	2.6

9.	Harvest Energy Trust	Canadian Royalty Trust	2.5

10.	ARC Energy Trust	Canadian Royalty Trust	2.4

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE PERIOD JUNE 28, 2005 THROUGH NOVEMBER 30, 2005
      This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.
Overview
      Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) began operations on June 28, 2005, following an Initial Public Offering (“IPO”) of 30.0 million shares at $25.00 per share. During July and August 2005, the Fund sold an additional 2.2 million shares in connection with the exercise of the underwriters’ over-allotment option. Total net proceeds to the Fund, after underwriting discounts and expenses, was $768 million.
      The Fund is a non-diversified, closed-end fund with an investment objective to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. It is the Fund’s intention to elect to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.
      As of November 30, 2005, the Fund had fully invested the proceeds from its IPO as well as $40 million in proceeds from a revolving credit line. During the period from June 28, 2005 to November 30, 2005 (the “initial fiscal period”), the Fund completed six investments in restricted (or “private”) equity securities investing, in aggregate, $184 million. At period end, four of those private investments had become freely tradable (or “public”) securities. As of November 30, 2005, the Fund’s long-term investments were valued at $810 million. Of that total, $780 million were investments in public equity and debt securities and $30 million were investments in private securities. At November 30, 2005, the Fund’s long-term investments were as follows:
Long-term Investments (at 11/30/2005)

	Amount	Percentage
Category	($ in 000s)	of Total

Equity
MLP & MLP Affiliate	$346,793	42.8%
Canadian Royalty Trust	225,892	27.9
Marine Transportation	89,076	11.0
Coal and Other Energy	58,220	7.2
Fixed Income	89,818	11.1

Total	$809,799	100.0%

      MLP equity securities, which are generally treated as partnerships for federal income tax purposes, comprised 22% of the Fund’s long-term investments as of November 30, 2005. As a limited partner in the MLPs, the Fund is allocated its pro rata share of the MLP’s taxable income. During the initial fiscal period, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital for tax purposes. Some of the Fund’s non-MLP equity investments also have dividends or distributions that are treated as a return of capital, in percentages that range between 10% and 80%. For financial reporting purposes, the Fund reflects its dividends and distributions net of the return of capital portion. As a result, none of the cash distributions from MLPs received during the initial fiscal period and only a portion of the dividends and distributions received from non-MLP equity investments are included in investment income. The portion of the distributions and dividends that we received that

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION — (CONCLUDED)
are treated as a return of capital are reflected as a reduction in the cost basis of the Fund’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.
Performance Review
      One of the measures employed by the Fund to evaluate total return is Adjusted Net Asset Value per share, which is equal to the Net Assets per common share plus cumulative dividends paid on the Fund’s common stock. During the initial fiscal period, the Fund’s Adjusted Net Asset Value per share increased by $0.56, or 2.3%, from $23.84 as of June 28, 2005 to $24.40 as of November 30, 2005.
      The Fund paid its initial quarterly dividend of $0.27 per share to its common stockholders during October 2005. This dividend was a partial dividend reflecting the Fund’s first two months of operations and reflects a full quarterly dividend of $0.40625 per share. During January 2006, the Fund paid a quarterly dividend of $0.40625 per share (indicative annual rate of $1.625 per share or 6.5% of the IPO price). Future dividends are subject to, among other things, the operating performance of the Fund, realized gains and unrealized gains.
Financial Review
      During the initial fiscal period, the Fund had a net increase in net assets resulting from operations of $17.9 million. The components of this increase are (i) net investment income of $7.5 million, (ii) net realized gains of $3.0 million and (iii) net change in unrealized gains of $7.4 million.
      The Fund earned net investment income of $7.5 million during the initial fiscal period. This consisted of net dividends and distributions of $5.8 million, which was after the deduction of $5.9 million of cash dividends and distributions received by the Fund that were treated as a return of capital and after $0.7 million of foreign taxes. Income on repurchase agreements and fixed income investments was $6.5 million. Expenses were $4.8 million, including $3.3 million of investment management fees (net of fee waivers). Investment management fees (net of fee waivers) were equal to an annual rate of 1% of total assets.
      Net realized gains during the initial fiscal period were $3.0 million, consisting of realized gains on investments of $1.5 million, securities sold short of $0.2 million and gains on options of $1.9 million, offset by a loss of $0.6 million on foreign currency transactions.
      Net change in unrealized gains during the initial fiscal period was $7.4 million, consisting of unrealized gains on investments and options of $5.7 million and of $0.1 million, respectively, and an increase in the mark-to-market value of the interest rate swap contracts of $1.6 million. In order to partially hedge itself against interest rate risk, the Fund had entered into interest rate swap contracts with a notional value of $75 million. As of November 30, 2005, these contracts had a weighted average fixed rate of 4.40% and a weighted average duration of 5.6 years.
Recent Events
      On December 22, 2005 the Fund announced the successful completion of its $300 million offering of auction rate preferred stock (“Preferred Stock”). The Preferred Stock is perpetual and consists of 7-day Series A, Series B and Series C tranches, each in the amount of $100 million. The initial interest rate for each Series of Preferred Stock was 4.20% and the subsequent interest rates will be determined at weekly auctions for each Series.
      During January 2006, the Fund entered into two additional interest rate swap agreements with a notional value of $50 million at a weighted average fixed interest rate of 4.80% and a weighted average duration of 5.8 years. As with the other interest rate swap contracts, the Fund pays a fixed rate and receives a floating rate of interest.
      On January 12, 2006, the Fund paid a dividend to its common stockholders in the amount of $0.40625 per share, for a total of $13.1 million. Pursuant to the Fund’s dividend reinvestment plan, $6.9 million was reinvested into the Fund and 0.3 million shares of common stock were purchased in the open market to satisfy such reinvestment plan.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 104.3%
Equity Investments — 92.7%
United States — 63.6%
MLP(a)(b) — 21.4%
Atlas Pipeline Partners, L.P.	23	$951
Copano Energy, L.L.C.	14	506
Crosstex Energy, L.P. — Unregistered(c)	62	2,011
Energy Transfer Partners, L.P.	104	3,512
Enterprise Products Partners L.P.	2,306	57,729
Ferrellgas Partners, L.P.	119	2,496
Global Partners LP(d)	77	1,510
Holly Energy Partners, L.P.	65	2,499
Inergy, L.P.	81	2,040
K-Sea Transportation Partners L.P.	31	1,075
Magellan Midstream Partners, L.P.	195	6,260
Martin Midstream Partners L.P.	49	1,554
Natural Resource Partners L.P.	25	1,358
Northern Border Partners, L.P.	133	5,669
Pacific Energy Partners, L.P. — Unregistered(c)	1,000	27,873
Penn Virginia Resource Partners, L.P.	204	11,235
Plains All American Pipeline, L.P.	255	10,144
Sunoco Logistics Partners L.P.	141	5,347
TC PipeLines, LP	90	2,885
Teekay LNG Partners L.P.	80	2,228
TEPPCO Partners, L.P.	90	3,300
TransMontaigne Partners L.P.	50	1,140
Valero L.P.	251	13,169

		166,491

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2005
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

MLP Affiliate — 23.2%
Atlas America, Inc.(e)	53	$2,968
Crosstex Energy, Inc.	360	23,523
Enbridge Energy Management, L.L.C.(f)	217	10,250
Enterprise GP Holdings L.P.(b)	259	8,935
Kinder Morgan, Inc.(g)	403	36,512
Kinder Morgan Management, LLC(f)	1,931	92,489
MarkWest Hydrocarbon, Inc.	65	1,417
ONEOK, Inc.	30	823
Penn Virginia Corporation	48	2,888
TransMontaigne Inc.(e)	80	497

		180,302

Marine Transportation — 11.5%
Aries Maritime Transport Limited	245	3,250
Arlington Tankers Ltd.	523	11,567
Diana Shipping Inc.	169	2,363
Double Hull Tankers, Inc.(d)	725	9,280
DryShips Inc.	229	2,990
Eagle Bulk Shipping Inc.	63	966
Excel Maritime Carriers Ltd.(e)	20	265
Frontline Ltd.(g)	150	6,212
Genco Shipping & Trading Limited	460	7,942
General Maritime Corporation	337	13,010
Knightsbridge Tankers Limited	92	2,660
Nordic American Tanker Shipping Limited	60	1,981
Overseas Shipholding Group, Inc.	54	2,726
Quintana Maritime Limited	161	1,713
Seaspan Corporation	394	7,626
Ship Finance International Limited	204	3,737
Top Tankers Inc.	79	1,039
Tsakos Energy Navigation Limited	259	9,749

		89,076

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2005
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Coal — 5.4%
Alpha Natural Resources, Inc.(d)	136	$3,267
Arch Coal, Inc.(g)	100	7,704
CONSOL Energy Inc.	130	8,388
Foundation Coal Holdings, Inc.(g)	130	4,638
Massey Energy Company	229	8,671
Peabody Energy Corporation(g)	121	9,503

		42,171

Royalty Trust — 1.7%
BP Prudhoe Bay Royalty Trust	58	3,795
Cross Timbers Royalty Trust	15	745
Hugoton Royalty Trust	47	1,698
Permian Basin Royalty Trust	280	4,548
San Juan Basin Royalty Trust	52	2,258

		13,044

Other Energy — 0.4%
CNX Gas Corporation(h)	143	3,005

Total United States (Cost $496,366)		494,089

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2005
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Canada — 29.1%
Royalty Trust — 29.1%
Acclaim Energy Trust	938	$15,020
ARC Energy Trust	903	19,490
Baytex Energy Trust	222	3,202
Bonavista Energy Trust	784	23,520
Canadian Oil Sands Trust	137	14,794
Crescent Point Energy Trust	758	13,605
Enerplus Resources Fund	461	21,095
Esprit Energy Trust	533	5,663
Fairborne Energy Trust	190	2,626
Focus Energy Trust	82	1,731
Fording Canadian Coal Trust	325	12,899
Harvest Energy Trust	565	17,033
Ketch Resources Trust	1,330	12,312
Penn West Energy Trust	249	7,341
Peyto Energy Trust	727	16,258
PrimeWest Energy Trust	585	16,948
Sequoia Oil & Gas Trust	534	8,573
Thunder Energy Trust	258	2,737
Vermilion Energy Trust	287	7,160
Viking Energy Royalty Trust	95	717
Westshore Terminals Income Fund	25	276
Zargon Energy Trust	111	2,892

Total Canada (Cost $217,141)		225,892

Total Equity Investments (Cost $713,507)		719,981

	Interest	Maturity	Principal
	Rate	Date	Amount

Fixed Income Investments — 11.6%
United States — 11.1%
MLP(b) — 0.6%
Inergy, L.P.	6.875%	12/15/14	$3,000	2,835
MarkWest Energy Partners, L.P.	6.875	11/01/14	2,255	2,063

				4,898

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2005
(amounts in 000’s)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

MLP Affiliate — 0.5%
TransMontaigne Inc.	9.125%	06/01/10	$4,000	$3,900

Marine Transportation — 1.6%
General Maritime Corporation	10.00	03/15/13	3,075	3,429
OMI Corporation	7.625	12/01/13	2,000	2,020
OMI Corporation(i)	2.875	12/01/24	5,000	4,656
Overseas Shipholding Group, Inc.	8.250	03/15/13	2,000	2,117

				12,222

Coal — 0.0%
Alpha Natural Resources, Inc.	10.00	06/01/12	250	270

Other Energy — 8.4%
Carrizo Oil and Gas Company	(j)	07/21/10	12,459	12,833
Clayton Williams Energy, Inc.	7.750	08/01/13	8,500	8,075
El Paso Corporation	(k)	11/23/09	13,110	13,143
Swift Energy Company	7.625	07/15/11	4,000	4,060
Targa Resources, Inc.	8.500	11/01/13	16,500	16,871
Targa Resources, Inc.	(l)	10/31/11	1,935	1,948
Targa Resources, Inc.	(m)	10/31/12	8,065	8,115

				65,045

Total United States (Cost $87,107)				86,335

Canada — 0.5%
Royalty Trust
Harvest Operations Corp. (Cost $3,474)	7.875	10/15/2011	3,500	3,483

Total Fixed Income Investments (Cost $90,581)				89,818
Total Long-Term Investments (Cost $804,088)				809,799
Short-Term Investment — 1.6%
Repurchase Agreement — 1.6%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/05 to be repurchased at $12,728), collateralized by $13,095 in U.S. Government and Agency Securities (Cost $12,726)	3.940	12/01/05	12,726	12,726

Total Investments — 105.9% (Cost $816,814)				822,525

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONCLUDED)
NOVEMBER 30, 2005
(amounts in 000’s)

	No. of
Description	Contracts	Value

Liabilities
Option Contracts Written(e)
MLP Affiliate
Kinder Morgan, Inc., call option expiring 12/17/05 @ $90.00	400	$(64)
Kinder Morgan, Inc., put option expiring 12/17/05 @ $90.00	400	(46)

		(110)

Coal
Arch Coal, Inc., call option expiring 12/17/05 @ $75.00	500	(170)
Foundation Coal Holdings, Inc., call option expiring 01/21/06 @ $35.00	250	(69)
Peabody Energy Corporation, call option expiring 01/21/06 @ $80.00	500	(190)

		(429)
Total Option Contracts Written (Premiums received $627)		(539)
Revolving Credit Line		(40,000)
Other Liabilities		(16,365)
Total Liabilities		(56,904)
Unrealized Appreciation on Interest Rate Swap Contracts		1,633
Other Assets		9,709
Total Liabilities in Excess of Other Assets		(45,562)
Net Assets		$776,963

(a)	Includes Limited Liability Companies.

(b)	Security is treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. In order to qualify as a RIC for tax purposes the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Fair valued securities, restricted from public sale. The Fund negotiates certain aspects of the method and timing of its rights to dispose of these investments, including registration rights and related costs. (See notes 2 and 5).

(d)	Security is currently non-income producing; expected to pay distributions within the next 12 months.

(e)	Security is non-income producing.

(f)	Distributions are paid-in kind.

(g)	Security or a portion thereof is segregated as collateral on option contracts written.

(h)	SEC Rule 144A security. Such securities are traded among “qualified institutional buyers”.

(i)	Convertible senior notes.

(j)	Floating rate second lien credit facility. Security pays interest at a rate of LIBOR + 600 basis points (9.871% as of November 30, 2005).

(k)	Floating rate senior secured term loan. Security pays interest at a rate of LIBOR + 275 basis points (6.944% as of November 30, 2005).

(l)	Floating rate synthetic letter of credit facility. Security pays interest at LIBOR (4.089% as of November 30, 2005).

(m)	Floating rate senior secured term loans. Securities pay interest at a rate of LIBOR + 250 basis points (6.470%- 6.656% as of November 30, 2005).
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2005
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value (Cost — $804,088)	$809,799
Repurchase agreement (Cost — $12,726)	12,726

Total investments (Cost — $816,814)	822,525
Cash (Foreign currency with a cost of $816)	816
Interest, dividends and distributions receivable (Cost — $3,358)	3,360
Deposits with brokers for option contracts written	2,996
Receivable for securities sold (Cost — $2,429)	2,431
Prepaid expenses	106
Unrealized appreciation on interest rate swap contracts	1,633

Total Assets	833,867

LIABILITIES
Revolving credit line	40,000
Payable for securities purchased (Cost — $14,766)	14,768
Put and call option contracts written, at fair value (Premium received — $627)	539
Investment management fee payable, net of fee waiver	652
Accrued directors’ fees and expenses	81
Accrued expenses and other liabilities	864

Total Liabilities	56,904

NET ASSETS	$776,963

NET ASSETS CONSIST OF
Common stock, $0.001 par value (32,204,000 shares issued and outstanding, 200,000,000 shares authorized)	$32
Paid-in capital	767,685
Accumulated realized gains on investments, foreign currency transactions, securities sold short and options	1,810
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts	7,436

NET ASSETS	$776,963

NET ASSET VALUE PER SHARE	$24.13

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 28, 2005* THROUGH NOVEMBER 30, 2005
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions (after foreign taxes withheld of $715)	$11,753
Return of capital	(5,941)

Net dividends and distributions	5,812
Interest and other fees	6,456

Total Investment Income	12,268

Expenses
Investment management fees	4,140
Administration fees	246
Professional fees	235
Custodian fees	218
Dividends and interest on securities sold short	169
Insurance	83
Directors’ fees	81
Reports to stockholders	62
Other expenses	164

Total Expenses — Before Investment Management Fee Waivers and Interest Expense	5,398
Investment management fee waivers	(828)
Interest expense	195

Total Expenses	4,765

Net Investment Income	7,503

REALIZED AND UNREALIZED GAINS
Net Realized Gains/(Losses)
Investments	1,559
Foreign currency transactions	(585)
Securities sold short	153
Options	1,875

Net Realized Gains	3,002

Net Change in Unrealized Gains/(Losses)
Investments	5,711
Foreign currency translations	4
Options	88
Interest rate swap contracts	1,633

Net Change in Unrealized Gains	7,436

Net Realized and Unrealized Gains	10,438

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,941

*	Commencement of operations.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JUNE 28, 2005* THROUGH NOVEMBER 30, 2005
(amounts in 000’s, except share amounts)

OPERATIONS
Net investment income	$7,503
Net realized gains	3,002
Net change in unrealized gains	7,436

Net Increase in Net Assets Resulting from Operations	17,941

DIVIDENDS AND DISTRIBUTIONS
Dividends	(8,695)
Distributions — return of capital	—

Total Dividends and Distributions	(8,695)

CAPITAL STOCK TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	750,000
Proceeds from issuance of 2,200,000 shares of common stock in connection with exercise of overallotment option granted to underwriters of the initial public offering	55,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(37,383)

Net Increase in Net Assets from Capital Stock Transactions	767,617

Total Increase in Net Assets	776,863

NET ASSETS
Beginning of period	100

End of period	$776,963

*	Commencement of operations.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD JUNE 28, 2005* THROUGH NOVEMBER 30, 2005
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$17,941
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(896,085)
Proceeds from sale of investments	89,565
Purchase of short-term investments	(12,726)
Realized gains on investments, securities sold short and options	(3,587)
Return of capital distributions	5,941
Unrealized gains	(7,436)
Amortization for bond premium	80
Increase in deposits with brokers for option contracts written	(2,996)
Increase in receivable for securities sold	(2,429)
Increase in interest, dividends and distributions receivables	(3,358)
Increase in prepaid expenses	(106)
Increase in payable for securities purchased	14,766
Increase in option contracts written	627
Increase in investment management fee payable	652
Increase in accrued directors’ fees and expenses	81
Increase in accrued expenses and other liabilities	864

Net Cash Used in Operating Activities	(798,206)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of shares of common stock	805,000
Proceeds from revolving credit line	40,000
Underwriting discount and offering costs from the issuance of shares of common stock	(37,383)
Cash dividends paid	(8,695)

Net Cash Provided by Financing Activities	798,922

NET INCREASE IN CASH	716
CASH — BEGINNING OF PERIOD	100

CASH — END OF PERIOD	$816

*	Commencement of operations.
Supplemental disclosure of cash flow information:
Interest paid during the period June 28, 2005 through November 30, 2005 was $20.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
For the Period June 28, 2005(1) through November 30, 2005
(amounts in 000’s, except per share amounts)

Per Share Operating Performance
Net asset value, beginning of period	$23.84	(2)
Income from investment operations
Net investment income	0.23	(3)
Net realized and unrealized gain on investments, foreign currency transactions, securities sold short, options and interest rate swap contracts	0.33	(3)

Total income from investment operations	0.56

Dividends and Distributions
Dividends	(0.27)
Distributions — return of capital	—

Total dividends and distributions	(0.27)

Net asset value, end of period	$24.13

Per share market value, end of period	$21.10

Total investment return based on market value(4)	(14.62)%
Supplemental Data and Ratios
Net assets, end of period	$776,963
Ratio of expenses to average net assets, including investment management fee waivers	1.47	% (5)(6)
Ratio of expenses to average net assets, excluding investment management fee waivers	1.72	% (6)
Ratio of net investment income to average net assets	2.31	% (6)
Net increase in net assets resulting from operations to average net assets	2.36%
Portfolio turnover rate	23.18	% (7)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Information presented relates to a share of common stock outstanding for the entire period.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Ratios reflect actual expenses incurred by the Fund. Amounts are net of investment management fee waivers.

(6)	Ratios are annualized since period is less than one full year.

(7)	Not annualized. Calculated based on the sales of long-term investments of $89,565 divided by the monthly average long-term investment balance of $386,316.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005
(amounts in 000’s, except share and per share amounts)

1.	Organization
      Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund commenced investment operations on June 28, 2005 and, prior to such date, had no operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100 to Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson” or the “Adviser”) on May 27, 2005. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE”.

2.	Significant Accounting Policies
      A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
      B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.
      C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call option contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
      The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
      Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
      At November 30, 2005, the Fund held 3.8% of its net assets (3.6% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $33,053 and fair value of $29,884. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
      Any option transaction that the Fund enters into may, depending on the applicable market environments, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.
      D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
      E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
      All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.
      The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2005, there were no open short sales.
      F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for more detail on option contracts written.
      G. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. For the period ended November 30, 2005, the Fund estimated that 100% of the MLP distributions received and 14% of royalty trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $5,941 of dividends and distributions received from MLPs and royalty trusts. This resulted in an equivalent reduction in the cost basis of the associated MLP and royalty trust investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $418 and $5,523, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.
      H. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
ultimate characterization for federal income tax purposes. The Fund’s dividends may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Fund informed its common stockholders in January 2006 that 100 percent of its dividends paid during fiscal year 2005 were ordinary income. Prospectively, the Fund will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.
      I. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.
      J. Taxes — It is the Fund’s intention to elect to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.
      Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations. For the period from June 28, 2005 through November 30, 2005, $1,456 of the Fund’s sales were considered wash sales for federal income tax purposes.
      The tax basis of the components of distributable earnings can differ from the amounts reflected in the statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At November 30, 2005, the components of the distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$3,266
Unrealized appreciation	5,980

Total distributable earnings	$9,246

      At November 30, 2005, the identified cost of investments for Federal income tax purposes was $818,270 and the cash received on option contracts written were $627. At November 30, 2005, gross unrealized appreciation and depreciation of investments and options for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$25,233
Gross unrealized depreciation of investments (including options)	(20,890)

Net unrealized appreciation before interest rate swap contracts and foreign currency translations	4,343
Unrealized appreciation on interest rate swap contracts	1,633
Unrealized appreciation on foreign currency translations	4

Net unrealized appreciation	$5,980

      Income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.
      K. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
      The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
      Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.
      Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.
      L. Offering Costs and Organization Expenses — The offering expenses have been charged to paid-in capital upon the sale of shares of common stock. Such costs were approximately $1,158. The Adviser agreed to pay all of the Fund’s organization costs, which did not exceed $150.
      M. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.
      N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk
      The Fund’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

4.	Agreements and Affiliations
      The Fund has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.
      Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser, as compensation for the services rendered by it, a management fee, payable monthly, equal on an annual basis to 1.25% of the average monthly total assets of the Fund. During the first year of the Fund’s investment activities (from June 30, 2005 until June 29, 2006), Kayne Anderson has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.25% of its average monthly total assets. During the second year of investment activities (from June 30, 2006 until June 29, 2007), Kayne Anderson has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.125% of its average monthly total assets. For the period ended November 30, 2005, the fee waiver amounted to $828.
      For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.
      For the period ended November 30, 2005, KA Associates, Inc., an affiliate of the Adviser, earned approximately $28 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5.	Restricted Securities
      Certain of the Fund’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, aggregate costs, and fair values as of November 30, 2005, value per unit of such securities, percent of net assets and percent of total assets which the securities comprise.

		Number of					Percent of	Percent of
		Units	Acquisition	Cost	Fair Value	Value Per	Net	Total
Partnership	Security	(in 000’s)	Date	(in 000’s)	(in 000’s)	Unit	Assets	Assets

Crosstex Energy, L.P.	Common Units(1)	62	11/01/05	$2,301	$2,011	$32.21	0.2%	0.2%
Pacific Energy Partners, L.P.	Common Units(1)	1,000	9/30/05	30,752	27,873	27.87	3.6	3.4

				$33,053	$29,884		3.8%	3.6%

(1)	Unregistered security.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

6.	Option Contracts Written
      Transactions in written call and put options for the period ended November 30, 2005 were as follows:

	Number of	Premiums
	Contracts	Received

Call Options Written
Options outstanding at beginning of period	—	—
Options written	16,679	$3,234
Options written terminated in closing purchase transactions	(1,421)	(421)
Options exercised	(5,582)	(785)
Options expired	(8,026)	(1,466)

Options outstanding at end of period	1,650	$562

Put Options Written
Options outstanding at beginning of period	—	$—
Options written	1,000	181
Options exercised	(300)	(50)
Options expired	(300)	(66)

Options outstanding at end of period	400	$65

7.	Investment Transactions
      For the period ended November 30, 2005, the Fund purchased and sold securities in the amount of $896,085 and $89,565 (excluding short-term investments, securities sold short and options), respectively.

8.	Revolving Credit Line Outstanding
      The Fund has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Fund may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. For the period ended November 30, 2005, the average amount outstanding was $7,276, with a weighted average interest rate of 5.37%. As of November 30, 2005, the Fund had a $40,000 outstanding on the revolving credit line at an interest rate of LIBOR plus 1.25% (5.42%). Any loans under this line are repayable on demand by the lender at any time. See Note 11 — Subsequent Events for more information regarding the Fund’s revolving credit line.

9.	Interest Rate Swap Contracts
      The Fund has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
termination payment. As of November 30, 2005, the Fund entered into two interest rate swap contracts with UBS AG as summarized below:

Total
		Fixed Rate			Accrued	Change in
	Notional	Paid by the	Floating Rate	Unrealized	Interest	Unrealized
Termination Dates	Amount	Fund	Received by the Fund	Appreciation	Expense	Value

11/01/2010- 11/01/2012	$75,000	4.300- 4.455%	1-month U.S. Dollar LIBOR	$1,653	$(20)	$1,633
      At November 30, 2005, the weighted average duration of the interest rate swap contracts was 5.6 years and the weighted average fixed interest rate was 4.40%. The Fund is exposed to credit risk on each interest rate swap contract if the counterparty should fail to perform under the terms of each interest rate swap contract.

10.	Common Stock
      The Fund has 200,000,000 shares of common stock authorized. Of the 32,204,000 shares of common stock outstanding at November 30, 2005, Kayne Anderson owned 4,000 shares. Transactions in shares of common stock for the period ended November 30, 2005, were as follows:

Shares at beginning of period	4,000
Shares issued in connection with the initial public offering of shares	30,000,000
Shares issued in connection with the exercise of the overallotment options granted to the underwriters	2,200,000

Shares at November 30, 2005	32,204,000

11.	Subsequent Events
      On December 22, 2005 the Fund announced the successful completion of its $300,000 offering of auction rate preferred stock (“Preferred Stock”). The Preferred Stock consists of 7-day Series A, Series B and Series C tranches, each in the amount of $100,000. All three Series are rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service, Inc. and Fitch Ratings, respectively. The initial dividend rate for each Series of Preferred Stock was 4.20% and the subsequent dividend rates will be determined at weekly auctions for each Series.
      The net proceeds from the Preferred Stock offering were approximately $296,492 after the payment of underwriting fees and offering costs. Approximately $47,000 of the proceeds were used to repay the Fund’s existing revolving credit line, which was incurred to finance the purchase of a portion of the Fund’s portfolio investments during the fourth quarter of fiscal year 2005 and first quarter of fiscal year 2006. The Fund plans to invest the remaining proceeds from the offering in accordance with its investment objectives and policies as soon as practicable.
      As of January 9, 2006, the Fund had entered into two additional interest rate swap agreements with a notional value of $50,000 at a weighted average fixed interest rate of 4.80% and a weighted average duration of 5.8 years. Under the agreement the Fund receives floating rate of interest and pays a fixed rate of interest on the notional value of the swap.
      On January 12, 2006, the Fund paid a dividend to its common stockholders in the amount of $0.40625 per share, for a total of $13,083. Of this total, pursuant to the Fund’s dividend reinvestment plan, $6,888 was reinvested into the Fund and 297,893 shares of common stock were purchased in the open market to satisfy such reinvestment plan.
      The Board of Directors of the Fund, at a meeting held on January 23, 2006, authorized management to make open market purchases from time to time until April 30, 2006, in an amount up to $20,000 of the Fund’s outstanding shares if the Fund’s shares are trading at a discount to net asset value of 7% or more. Open market purchases may continue to be made within the discretion of management if the discount falls below 7%. The Board has instructed management to report repurchase activity to it regularly.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Kayne Anderson Energy Total Return Fund, Inc.:
      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) at November 30, 2005, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period June 28, 2005 (commencement of operations) through November 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at November 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.
PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
January 27, 2006

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)
      Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) considers privacy to be fundamental to our relationship with our stockholders. We are committed to maintaining the confidentiality, integrity and security of the non-public personal information of our stockholders and potential investors. Accordingly, we have developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide us with nonpublic personal information.
      We may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to us or one of our affiliates or service providers in connection with an investment in the Fund (such as name, address, and social security number).

•	Information you may give orally to us or one of our affiliates or service providers.

•	Information about your transactions with us, our affiliates, or other third parties, such as the amount stockholders have invested in the Fund.

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of our stock.

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).
      We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. Such third parties are required to uphold and maintain our privacy policy when handling your nonpublic personal information.
      We may disclose information about stockholders or potential investors at their request. We will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.
      Within the Fund and our affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Fund and our affiliates have been instructed to follow our procedures to protect the privacy of your information.
      We reserve the right to change this privacy notice in the future. Except as described in this privacy notice, we will not use your personal information for any other purpose unless we inform you how such information will be used at the time you disclose it or we obtain your permission to do so.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
TAX INFORMATION
(UNAUDITED)
      The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its stockholders within 60 days of the Fund’s year end (November 30, 2005) as to the U.S. federal tax status of dividends and distributions received by the Fund’s stockholders in respect of such year. The $0.27 per share dividend paid in respect of such year, is represented by ordinary income. The Fund has met the requirements to pass through a portion of its ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income; stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.
      Ordinary income dividends should be reported as dividend income on Form 1040. To the extent that the distributions represent a return of your investment, they are not taxed as ordinary income dividends and are sometimes referred to as nontaxable distributions. A return-of-capital distribution reduces the cost basis of your shares in the Fund.
      Notification for calendar year 2005 was mailed in January 2006. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.
      In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
      Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
      Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be determined as follows: (a) If the Fund’s Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) the Fund’s Common Stock’s net asset value on that date or (ii) 95% of the market price of the Fund’s Common Stock on that date; (b) If the Fund’s Common Stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

4. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

5. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

6. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN — (CONTINUED)
(UNAUDITED)

three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

8. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

9. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

10. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

11. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

12. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN — (CONCLUDED)
(UNAUDITED)

payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

13. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

14. These terms and conditions shall be governed by the laws of the State of Maryland.
Adopted: June 15, 2005
Amended: December 13, 2005

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)
      At a meeting on May 23, 2005, the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) considered the key proposed terms of the Investment Management Agreement between the Fund and Kayne Anderson. At a meeting on June 15, 2005, the Board reviewed and evaluated information provided by Kayne Anderson in accordance with Section 15(c) of the 1940 Act and considered the initial approval of the Investment Management Agreement. At the meeting, the Board reviewed a number of factors, including the nature, extent and quality of the services to be provided by Kayne Anderson, the investment performance of Kayne Anderson, the costs of the services to be provided and profits and other benefits to be realized by Kayne Anderson and its affiliates from their relationship with the Fund.
      In reviewing the services expected to be provided to the Fund, the Board considered the favorable performance information for other investment companies managed by Kayne Anderson. The Board also considered the high quality and depth of Kayne Anderson’s organization in general and of the investment professionals that would provide services to the Fund, as well as the time and resources expected to be provided by Kayne Anderson.
      In considering the fees and expenses estimated to be borne by the Fund, the Board relied in part upon comparisons of the services to be rendered and the amounts to be paid under the Investment Management Agreement with those under other advisory contracts, including other contracts of Kayne Anderson and those paid to other investment advisers by registered closed-end investment companies that have relevant comparable characteristics. The Board noted that some closed-end investment companies that invest nearly all of their assets in public securities have management fees that are lower than the proposed management fee, while other comparable funds paid higher management fees. Because the Fund expects to invest approximately 10% to 20% of the Fund’s total assets in unregistered or otherwise restricted securities of Energy Companies (also commonly referred to as private placements), and may invest up to 50% of its total assets in such securities, the Board also considered the management fees of closed-end investment companies that invest a substantial portion of their assets in such securities. The Board noted that some of the companies had incentive fees that potentially would substantially exceed the proposed fee. The Board also considered Kayne Anderson’s agreement to waive a portion of its management fees during the first two years of the Fund’s operations. The Board noted that the management fee did not include any breakpoints, and that it was based on the projected size of the Fund’s total assets.
      In considering the benefits derived by Kayne Anderson and its affiliates from their relationship with the Fund, the Board noted that Kayne Anderson’s affiliated broker may be used to execute some of the Fund’s portfolio transactions and that Kayne Anderson may receive research from some of the other firms that execute the Fund’s portfolio transactions. The Board also considered the indirect benefits that might be received by Kayne Anderson in advising the Fund.
      Based on its review, the Board, including the Independent Directors, concluded that the proposed management fees and other expenses to be borne by the Fund under the Investment Management Agreement are fair, both absolutely and in comparison with those of other investment companies in the industry, and that stockholders should receive reasonable value in return for paying such fees and expenses. The Board therefore concluded that approving the Investment Management Agreement with Kayne Anderson was in the Fund’s best interests and in the best interests of the stockholders of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name and Address (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Independent Directors(1)
Anne K. Costin c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	2-year term/served since May 2005	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York City. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. From July 2003 to her retirement, she held the position of Managing Director, and for the three years prior to July 2003 she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson MLP Investment Company
Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	1-year term/served since May 2005	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson MLP Investment Company; Arden Realty, Inc.; OSI Systems, Inc.; and Big Dog Holdings, Inc.
Gerald I. Isenberg c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term/served since May 2005	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non- governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds(2). From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Kayne Anderson MLP Investment Company; Partners for Development
Terrence J. Quinn c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1951)	Director	2-year term/served since May 2005	Mr. Quinn is President of Private Equity Capital Corp. and Chairman of the Healthcare Group of Triton Pacific Capital Partners, LLC, private equity investment firms. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry.	Kayne Anderson MLP Investment Company; Safe Sedation, Inc.; Imperial Headware

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS — (CONTINUED)
(UNAUDITED)

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name and Address (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Interested Director (1) and Officers
Kevin S. McCarthy(3) c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer	1-year term as a Director/served since May 2005; elected annually as an officer/served since May 2005	Mr. McCarthy has served as the Chief Executive Officer of Kayne Anderson MLP Investment Company since July 2004 and as a Senior Managing Director of Kayne Anderson since June 2004. Prior to that, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated.	Kayne Anderson MLP Investment Company; Range Resources Corporation; Clearwater Natural Resources, L.L.C.

Terry A. Hart c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1969)	Chief Financial Officer	Elected annually/served since December 2005	Mr. Hart has served as the Chief Financial Officer of Kayne Anderson Energy Total Return Fund, Inc. since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller.	None

David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary	Elected annually/served since inception	Mr. Shladovsky has served as the Secretary and Chief Compliance Officer of Kayne Anderson MLP Investment Company since September 2004. Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None

J.C. Frey c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served since June 2005	Mr. Frey has served as a Senior Managing Director of Kayne Anderson since 2004, and as a Managing Director since 2001. Mr. Frey has served as a Portfolio Manager of Kayne Anderson since 2000 and of Kayne Anderson MLP Investment Company since 2004. From 1998 to 2000, Mr. Frey was a Research Analyst at Kayne Anderson.	None

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS — (CONCLUDED)
(UNAUDITED)

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name and Address (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

James C. Baker c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1972)	Vice President	Elected annually/served since June 2005	Mr. Baker has been a Managing Director of Kayne Anderson since December 2004. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Prior to that, Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated.	None

(1)	Each Director oversees two funds in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson Energy Total Return Fund by virtue of his employment relationship with Kayne Anderson, investment adviser of the Fund.
     Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Fund’s website at http://www.kayneetr.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL CERTIFICATION
(UNAUDITED)
      The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)
      The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kayneetr.com; or

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.
      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).
      The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes its Forms N-Q available on its website at http://www.kayneetr.com.
SHARE REPURCHASE DISCLOSURE
(UNAUDITED)
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Terry A. Hart	Chief Financial Officer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
Kayne Anderson Capital Advisors, L.P.	Bear Stearns Funds Management Inc.
1800 Avenue of the Stars, Second Floor	383 Madison Avenue
Los Angeles, CA 90067	New York, NY 10179

1100 Louisiana Street, Suite 4550	Stock Transfer Agent and Registrar
Houston, TX 77002	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company	PricewaterhouseCoopers LLP
101 Carnegie Center	350 South Grand Avenue
Princeton, NJ 08540	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kayneetr.com.
This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(c) and (d). During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(f)(1) Pursuant to Item 12(a), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, and persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee.
(a)(2) The audit committee financial experts are Steven C. Good and Terrence J. Quinn. Mr. Good and Mr. Quinn are “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, for the Registrant’s initial fiscal period ended November 30, 2005.

2005
Audit Fees	$104,000
Audit-related Fees	—
Tax	—
Other	—
Total	$104,000
(e)(1) Audit Committee Pre-Approval Policies and Procedures.

     Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant for the Registrant’s initial fiscal year ended November 30, 2005.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
     The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Terrence J. Quinn and Gerald I. Isenberg are the members of the Registrant’s audit committee.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Kayne Anderson Capital Advisors, L.P. (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Yet Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) Code of Ethics attached as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/S/ TERRY A. HART

Date:	February 8, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /S/ KEVIN S. MCCARTHY

Date:	February 8, 2006

By: /S/ TERRY A. HART

Date: February 8, 2006